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                                                                    EXHIBIT 99.2


              LEONARD, STREET AND DEINARD PROFESSIONAL ASSOCIATION
                                   Suite 2300
                             150 South Fifth Street
                              Minneapolis, MN 55402



June 30, 2004                                               Stephen M. Quinlivan
                                                                  (612) 335-7076
                                                   stephen.quinlivan@leonard.com


LodgeNet Entertainment Corporation
3900 West Innovation Street
Sioux Falls, SD 57107-7002

Gentlemen:

We have acted as attorneys for LodgeNet Entertainment Corporation (the "Corporation") in connection with the preparation of Registration Statement No. 333-114199 on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act") and a prospectus supplement (the "Prospectus Supplement") dated June 30, 2004. In connection with the Registration Statement and the Prospectus Supplement, the Corporation plans to issue 3,950,000 shares of its common stock and associated preferred share purchase rights (the "Shares").

We have reviewed such corporate records, certificates and other documents and such questions of law as we have considered necessary or appropriate for the purposes of this opinion. In rendering this opinion, as to factual matters not directly within our actual knowledge, we have relied upon, and have assumed the accuracy, completeness and genuineness of, certificates of public officials, oral and written representations made to us by officers of the Corporation, certificates of officers of the Corporation and the representations of the Corporation in the Underwriting Agreement (the "Underwriting Agreement") entered into in connection with the sale of the Shares. We have assumed the genuineness of all signatures and documents submitted to us as originals, that all copies submitted to us conform to the originals, the legal capacity of all natural persons, and, as to documents executed by entities other than the Corporation, that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such entities, which assumptions we have not independently verified.

Subject to the limitations and other qualifications set forth herein, we are of the opinion that all necessary corporate action on the part of the Corporation has been taken to authorize the issuance and sale of the Shares and that, when issued and sold as contemplated in the Registration Statement and the Prospectus Supplement, the Shares will be legally issued, fully paid and nonassessable under the General Corporation Law of the State of Delaware.

Our opinion is limited in all respects to matters governed by the General Corporation Law of the State of Delaware and the federal laws of the United States of America, in each case as in effect on the date




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LodgeNet Entertainment Corporation
June 30, 2004
Page 2


hereof. We do not opine and we assume no responsibility as to the applicability of or the effect on any of the matters covered herein of the laws of any other jurisdiction.

This opinion is limited to the specific issues addressed herein and is limited in all respects to the laws and facts existing as of the date hereof. We expressly disclaim any responsibility to advise you of any development or circumstance of any kind including any change of law or fact that may occur after the date of this opinion even though such development, circumstance or change may affect the legal analysis, a legal conclusion or any other matter set forth in or relating to this opinion. This opinion is provided to you as a legal opinion only and not as a guarantee or warranty of the matters discussed herein.

We hereby consent to the use of the foregoing opinion being incorporated by reference to the Registration Statement filed with the Commission under the Act with respect to the Shares.

Very truly yours,

LEONARD, STREET AND DEINARD
Professional Association


By /s/ Stephen Quinlivan
   ---------------------
    Stephen M. Quinlivan